UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place,	Birmingham,	AL	35209
(Address of Principal Executive Office )			(Zip code)

Registrant’s telephone number, including area code:	(205)	877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURES
ProAssurance is furnishing information related to the matters discussed in Item 8.01 herein.

The information we are furnishing under Items 7.01 and 8.01 of this Current Report on Form 8K is not to be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER INFORMATION
On June 22, 2023, the plaintiffs in the pending lawsuit styled Sheet Metal Workers Local 19 Pension Fund, etc. v. ProAssurance Corporation, et al. (Civil Action No. 2:20-cv-00856-RDP, U.S. District Court, Northern District of Alabama) (hereinafter, the “Lawsuit”) filed an unopposed motion seeking, among other things, approval of a proposed settlement of all claims asserted in the Lawsuit. As stated in the materials accompanying the motion, ProAssurance Corporation and all individual defendants have denied, and continue to deny, each and all of the claims and allegations asserted against them including any liability, fault, or wrongdoing whatsoever in connection with the matters asserted in the Lawsuit.

The defendants agreed to settle the claims to eliminate the burden, expense, and uncertainty of further protracted litigation. The proposed settlement is subject to approval by the U.S. District Court for the Northern District of Alabama, and if approval is granted, the settlement payment will be funded entirely from available insurance coverage and will not impact the operating results of ProAssurance.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 28, 2023

PROASSURANCE CORPORATION
by: /s/ Jeffrey P. Lisenby
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Jeffrey P. Lisenby General Counsel

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